UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2012

Old Second Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois  60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The attached investor presentation materials contain information that members of the management of Old Second Bancorp, Inc. (“Old Second”) will use from time to time, either all or in part, during visits with investors, analysts, and other interested parties to assist such parties’ understanding of Old Second.  The investor presentation materials are available in the Investor Relations section of Old Second’s website (www.oldsecond.com).

The investor presentation materials are attached as Exhibit 99.1 to this report and are incorporated herein by reference.  The investor presentation materials are being furnished, not filed, under item 7.01 of this Form 8-K.

Item 9.01 Exhibits.

Exhibit 99.1 — Investor Presentation Materials

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2012	OLD SECOND BANCORP, INC.

	By:	/s/ J. Douglas Cheatham
	Name:	J. Douglas Cheatham
	Title:	Executive Vice President and Chief Financial Officer